Employee Benefit Plans - Weighted average assumptions used to determine the net periodic pension benefit (cost) and projected benefit obligation (Details)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Net periodic pension (benefit) cost:
Interest cost discount rate	1.20%	1.80%	2.50%
Expected long-term return on plan assets	4.40%	4.40%	5.50%
Rate of compensation increase	2.60%	2.60%	2.60%
Projected benefit obligation:
Discount rate	1.70%	1.20%